LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 2000

Seeking growth of capital

KEMPER TECHNOLOGY FUND

  "... Maintaining a diverse portfolio of profitable technology companies helped the fund provide strong results in an exceptionally volatile year. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

7
PERFORMANCE UPDATE

11
INDUSTRY SECTORS

12
LARGEST HOLDINGS

13
PORTFOLIO OF INVESTMENTS

18
FINANCIAL STATEMENTS

21
FINANCIAL HIGHLIGHTS

23
NOTES TO FINANCIAL STATEMENTS

27
REPORT OF INDEPENDENT AUDITORS

AT A GLANCE

 KEMPER TECHNOLOGY FUND TOTAL RETURNS
 FOR THE YEAR ENDED OCTOBER 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

                                                                                                            LIPPER SCIENCE &
                                                 KEMPER TECHNOLOGY FUND      KEMPER TECHNOLOGY FUND         TECHNOLOGY FUNDS
KEMPER TECHNOLOGY FUND CLASS A                           CLASS B                     CLASS C                CATEGORY AVERAGE*
------------------------------                   ----------------------      ----------------------         -----------------
47.06                                                     45.49                       45.72                       34.30

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. KEEP IN MIND THESE RETURNS WERE ACHIEVED DURING A FAVORABLE PERIOD IN THE MARKET AND MAY NOT BE REPEATED.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

INVESTMENT BY THE FUND IN EMERGING TECHNOLOGY COMPANIES PRESENTS GREATER RISK THAN INVESTMENT IN MORE ESTABLISHED COMPANIES.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  10/31/00   10/31/99
 .........................................................
    KEMPER TECHNOLOGY FUND CLASS
    A                               $29.18     $21.29
 .........................................................
    KEMPER TECHNOLOGY FUND CLASS
    B                               $26.46     $19.62
 .........................................................
    KEMPER TECHNOLOGY FUND CLASS
    C                               $26.91     $19.91
 .........................................................

 KEMPER TECHNOLOGY FUND
 RANKINGS AS OF 10/31/00

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER SCIENCE & TECHNOLOGY FUNDS
 CATEGORY*

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR        #39 of 148 funds      #43 of 148 funds      #42 of 148 funds
 ....................................................................................
    5-YEAR        #15 of 32 funds       #17 of 32 funds       #16 of 32 funds
 ....................................................................................
    10-YEAR       #12 of 13 funds             n/a                   n/a
 ....................................................................................
    20-YEAR        #2 of 3 funds              n/a                   n/a
 ....................................................................................

 DIVIDEND REVIEW

 DURING THE YEAR ENDED OCTOBER 31, 2000, KEMPER TECHNOLOGY FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                  CLASS A               CLASS B               CLASS C
 ................................................................................................
    LONG-TERM CAPITAL GAIN         $1.54                 $1.54                 $1.54
 ................................................................................................
    SHORT-TERM CAPITAL
    GAIN                           $0.40                 $0.40                 $0.40
 ................................................................................................

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)


[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago IL, (312)
BOX] 696-6000. The Morningstar Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN
                           EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT
                           FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES
                           FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS
                           MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS
                           OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED
                           KEMPER TECHNOLOGY FUND IN THE
                           SPECIALTY-TECHNOLOGY CATEGORY. PLEASE CONSULT THE
                           PROSPECTUS FOR A DESCRIPTION OF INVESTMENT
                           POLICIES.

BALANCE SHEET A condensed financial statement showing what a company owns, what it owes and the ownership interest in the company of its stockholders, at a certain time.

VOLATILITY The characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A stock may be volatile due to uncertainty in a company, industry, market or economy. Compared with many other types of stocks, technology stocks are subject to a higher degree of volatility.

CAPITALIZATION/MARKET CAPITALIZATION A measure of the size of a company that offers publicly traded stock, as determined by multiplying the current share price by the number of shares outstanding.

SEMICONDUCTORS The essential parts that make it possible to build small, inexpensive electronic systems.

ECONOMIC OVERVIEW


SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

Times have been good. During the first half of 2000, the global economy grew faster than it has in over a decade. All regions participated. The United States, of course, was still powering ahead. The growth rate in Europe was nearly 4 percent. Asia fed off an electronics boom and a revitalized China. South America got a boost from an improved credit rating. New money pumped up energy producers from Mexico to the Middle East.

  Now for the bad news, which is that the best news is probably behind us. Global growth peaked in the spring, and in the United States, at least, the slowdown was abrupt. After 6 percent growth in the year ending June 30, the economy grew at a rate of just 2.43 percent during the summer. It seems that expensive energy, currency volatility and more widespread profit problems are bringing the exuberant global economy, including the United States, to heel. Let's explore these factors in more detail.

OIL, OIL, TOIL AND TROUBLE

  Although oil prices have receded somewhat, everyone's still jittery, and with good reason: Of the seven recessions since World War II, six were preceded by a spike in crude oil prices.

  Oil prices have already been strong enough for long enough to crimp growth, and they're biting the rest of the world even harder than the United States. But there are two factors working to our advantage. First, oil prices are still historically low. Oil is slightly more than $30 per barrel today, but it peaked at over $75 per barrel back in 1980 (stated in today's dollars). Second, our dependence on oil has decreased: The United States uses only roughly half as much oil to produce a unit of GDP as it did thirty years ago. This gives us hope that the economy can escape recession this time around.

  What would make us worry more? Outright energy shortages or a political crisis. If either happens, the odds of a recession occurring would rise steeply. People panic or become excessively cautious when they have to fret. Can I fill up my oil tank? Will there be a war? Their loss of confidence can be much more devastating than price increases alone.

CURRENCY CONCERNS

  Currency turmoil is a second danger to the economy. Central bankers have intervened to halt the euro's decline, and they're right that the euro is fundamentally undervalued. But intervention is a hazardous game. Let's hope they don't convince the markets that the euro should rise a lot very quickly. A suddenly weak dollar might make Europeans think about selling all those American stocks and bonds they've been buying, and would greatly complicate the Fed's inflation fight.

BUSINESS: BIG PLANS BUT PROFIT DISAPPOINTMENTS

  Profit warnings escalated late this summer, and we believe there's fire amid that smoke.

  Sure, businesses have had a voracious appetite for money -- and until very recently, corporate treasurers were finding it easily: Banks increased business lending by 10.8 percent in the past year. Bond markets have suddenly become a lot more picky, especially for low-quality credits, but money is still available for investment grade borrowers. Capital goods orders reflect executives' enthusiasm -- while volatile month-to-month, they have been up an average of 15 to 20 percent compared to a year ago for the past six months.

  Still, we expect total capital spending to slow, from this year's estimated 14 percent to 12.5 percent in 2001. The reason? A profit squeeze is about to take some of the edge off executives' animal spirits.

  We've always been more cautious than Wall Street about 2001 profits, and our forecast hasn't changed. Profits are likely to be flat to down next year for several reasons. First, the growth slowdown will make it harder to keep up the productivity gains that have kept labor costs under control. We saw the first evidence of how productivity slows along with economic growth in the third quarter: Productivity gains dipped to just 3.3 percent from the second quarter's remarkable 6.1 percent. Second, interest expense will surge (thanks to higher rates and all that new debt. Third, depreciation costs are escalating. And finally, the excessively weak euro and higher oil costs will sap earnings.

ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (11/30/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.70                   6.40                   6.00                   4.80
Prime rate (2)                                  9.50                   9.25                   8.50                   8.00
Inflation rate (3)*                             3.50                   3.10                   2.60                   1.40
The U.S. dollar (4)                            11.10                   4.30                  -0.70                   1.20
Capital goods orders (5)*                       7.00                  17.10                  12.30                  -0.60
Industrial production (5)*                      5.20                   6.50                   4.40                   4.00
Employment growth (6)*                          1.80                   2.50                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 10/31/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


SAVING GRACES: FISCAL POLICY AND CONSUMER SPENDING

  While growth has peaked and is now slowing, we can be thankful that growth probably won't slow too much, thanks in part to a more stimulative fiscal policy and consumer spending.

  Fiscal policy is likely to be more stimulative. Of course, most economists agree that the last thing this pumped-up economy needs is another shot of stimulants -- too much stimulus, after all, is widely believed to cause inflation. But economists weren't running for office; politicians were. And inflation risk was about the last thing on the mind of either candidate in the heat of election campaigning. They wanted to win votes, and the time-tested way to do so was to make promises. Although we didn't have the name of the winner as of press time, neither candidate seems to be planning a lot of fiscal restraint -- but the good news is that neither candidate's plan is likely to be enacted until 2002 at the earliest.

  Second, consumers continue to spend, spend, spend. The personal savings rate keeps falling, from an already low 2.2 percent last year to a nearly invisible
0.1 percent this year. Critics of this admittedly squishy statistic claim it doesn't adequately capture households' growing wealth. As it turns out, however, the average American not only doesn't save much, but he's not getting wealthier in leaps and bounds, either.

  Net worth for the median family where the head of the household is over 45 (and where thoughts are presumably beginning to turn to retirement), rose less than $13,000 between 1995 and 1998. That's less than a 12 percent gain during the same three years the stock market nearly doubled and the market value of owner-occupied homes jumped 21 percent. Why didn't the average family get richer in that time? Because they were borrowing and spending like crazy. House values were up 21 percent -- but mortgage debt rose even faster, by 25 percent!

  Consumers' profligacy worries many financial professionals. Some people aren't saving enough for retirement because they have inflated expectations of future investment returns. Other people aren't saving enough for retirement because they don't realize just how much money they'll need. Either way, people aren't saving.

  Still, no one wants consumers to change their profligate ways too fast. After all, hearty consumer spending is a prime reason America's growth has stayed on a fast track so far. Most economists would like to see shoppers be a bit more moderate -- but only a bit. If Americans suddenly turned thrifty, the economy would lurch into reverse.

ECONOMIC OVERVIEW

  Luckily, there's little chance of that happening, unless lenders get cold feet. So far, they're hot to trot. In the past year, mortgage lending by banks rocketed nearly 17 percent while loans to consumers jumped 10 percent. Brokers are selling the loans banks don't want on their balance sheets to mortgage pools and the asset-backed securities market, where eager non-bank lenders are snapping them up. In the past year, these markets provided $625 billion of new credit, a leap of more than 12 percent.

  With so much money at their disposal, consumers didn't stay out of the shopping centers and restaurants for long. Consumer spending growth jumped up to
4.5 percent in the summer, and we expect it to stay well above 3 percent through 2001.

OMINOUS SIGNS?

  Decelerations are always tricky, to be sure. But barring some unexpected shock, overall economic growth should to pop back into the 3.5 percent to 4 percent range in 2001. Why? Borrowing costs a little more than it did last year, but money is still freely available for good quality borrowers. Capital goods orders are strong, so there's a lot of life left in business spending. Shoppers are a little pickier, but they're still more interested in visiting the mall than in filling their piggy banks. And after the election, no matter who wins, fiscal policy is likely to be more stimulative than it has been for years. The price to pay will likely be a rise in core inflation (inflation excluding food and energy). We expect it to hit 3 percent next year, up from its recent rate of
2.5 percent. We believe we'll make it safely through 2001, but investors should keep their hands on the wheel and their eyes peeled.

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF DECEMBER 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Sincerely,

Scudder Kemper Investments, Economics Group

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

DURING FISCAL YEAR 2000, JIM BURKART WAS LEAD PORTFOLIO MANAGER OF KEMPER TECHNOLOGY FUND'S PORTFOLIO MANAGEMENT TEAM. IN NOVEMBER 2000, BURKART LEFT SCUDDER KEMPER INVESTMENTS, INC. HE WAS REPLACED BY ROBERT HORTON, A PORTFOLIO MANAGER OF SCUDDER TECHNOLOGY FUND. HORTON HAS ASSUMED LEAD PORTFOLIO MANAGER RESPONSIBILITIES.

ROBERT HORTON JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1994. HORTON RECEIVED A B.S. DEGREE IN ELECTRICAL ENGINEERING FROM LEHIGH UNIVERSITY IN 1988 AND AN M.B.A. FROM THE UNIVERSITY OF CONNECTICUT IN 1992. A CERTIFIED FINANCIAL ANALYST, HORTON WAS A SOFTWARE ENGINEER FOR FIVE YEARS BEFORE BECOMING AN INVESTMENT PROFESSIONAL IN 1993.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND'S PORTFOLIO MANAGEMENT TEAM AS OF MID-NOVEMBER 2000. THE TEAM'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY PARTICULAR SECURITY.
PERFORMANCE UPDATE

A DISCIPLINED INVESTMENT STRATEGY HELPED KEMPER TECHNOLOGY FUND ACHIEVE ABOVE-AVERAGE RETURNS DURING A PERIOD OF HIGH MARKET VOLATILITY, RISING INTEREST RATES AND INCREASED CORPORATE EARNINGS DISAPPOINTMENTS.

Q     HOW DID KEMPER TECHNOLOGY FUND PERFORM DURING FISCAL YEAR 2000?

A     We are pleased to report that Kemper Technology Fund's 47.06 percent return (Class A shares unadjusted for a sales charge) for the 12 months ended October 31, 2000, outpaced that of the average science and technology fund by nearly 1,300 basis points (1.3 percent). The fund's results also outdistanced the unmanaged Hambrecht & Quist Technology index, which rose 33.33 percent for the period. Maintaining a diverse portfolio of profitable technology companies helped the fund provide strong results in an exceptionally volatile year.

  This past year was unusual in many ways. Not since the mass marketing of television in the 1950s and the space race of the 1960s have Americans been so obsessed with new technology. With wireless Internet access and complex corporate networking systems, the way people work, play and communicate is being radically transformed. Yet, profiting from investments in this technology revolution has become more and more challenging. This past year some of America's largest corporations such as AT&T fumbled badly as they attempted to leverage technology to increase their competitive positions. Market conditions changed rapidly, and many stocks that historically offered strong returns for Kemper Technology Fund over the past several decades -- large-cap firms such as Intel, Hewlett-Packard, Dell Computer and Motorola -- were either not in the portfolio, reduced in weighting or eliminated during fiscal year 2000.
  We think that the key to the fund's success this past year was a consistent team approach, a long-term perspective and an ability to anticipate trends within the technology sector. As America's oldest technology fund, we have a deep pool of experience that has enabled
The Rise And Fall Of IPOs Since 1997 Bloomberg IPO Index
October 31, 1997, to October 31, 2000

[LINE CHART]

                                                                          BLOOMBERG IPO INDEX
                                                                          -------------------
10/97                                                                            426.85
                                                                                 399.45
                                                                                 424.58
                                                                                  433.9
                                                                                  474.5
                                                                                 514.35
                                                                                 517.28
                                                                                 499.44
                                                                                  501.5
                                                                                 454.79
                                                                                 343.73
                                                                                 367.09
10/98                                                                            390.31
                                                                                 442.06
                                                                                 476.26
                                                                                 514.62
                                                                                 478.53
                                                                                  610.6
                                                                                 720.13
                                                                                 713.38
                                                                                 763.32
                                                                                 722.74
                                                                                  739.1
                                                                                 790.05
10/99                                                                           1044.14
                                                                                1370.68
                                                                                1696.24
                                                                                1629.99
                                                                                2034.46
                                                                                1809.57
                                                                                1366.98
                                                                                1088.95
                                                                                1410.13
                                                                                1464.94
                                                                                1583.89
                                                                                1422.31
10/00                                                                           1272.32

Source: Bloomberg Business News
Past performance is not a guarantee of future results. The Bloomberg IPO index is a capitalization-weighted index that measures the performance of stocks during their first publicly traded year. It includes all companies with a market value of at least $50 million at the initial public offering. The index was developed with a base value of 100 as of 8/22/94. It is not intended to represent the performance of any mutual fund offered by Scudder Kemper Investments, Inc.

PERFORMANCE UPDATE

Kemper Technology Fund to
outperform the unmanaged Standard & Poor's 500 index for the 50-year period ended October 31, 2000.* The fund also outperformed the unmanaged NASDAQ Composite index by more than 100 basis points (1 percentage point) for the life of the index (created on December 31, 1971).

* SOURCE: WIESENBERGER(R)

  PERFORMANCE IS BASED ON TOTAL RETURN WITH DISTRIBUTIONS REINVESTED. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN ANY INDEX.

Q

      PRICES OF MANY TECHNOLOGY STOCKS FLUCTUATED BY MORE THAN 50 PERCENT DURING FISCAL YEAR 2000. WHAT CAUSED THIS HIGH LEVEL OF VOLATILITY?

A
      The short answer is that the dot.com bubble burst. The period from October 31, 1999, to early March 2000 was an ebullient time, marked by unusually high returns for technology stocks, especially initial public offerings. Relative to earnings, stock prices for some technology companies reached extreme levels last winter.

  However, beginning in mid-March, many technology stocks, particularly small companies tied to the Internet, began to struggle. Large company stocks also declined, and the technology market suffered a broad setback in October 2000. As perceptions about U.S. interest rates and inflation shifted, unprofitable technology firms full of marketing sound and fury but with weak business plans lost support among investors. For some consumer-oriented dot.coms, their time upon the market stage was over. As the market's volatility increased, we focused on well-run companies with well-defined business plans, organizations that we believe can generate significant earnings.

Q

      MICROSOFT WAS THE FUND'S LARGEST HOLDING A YEAR AGO. IT WAS THE LARGEST HOLDING AS OF OCTOBER 31, 2000, TOO. HOW DID THE STOCK PERFORM THIS PAST YEAR, AND WHY DO YOU OWN IT?

A
      Microsoft was hit especially hard this past spring in the wake of negative developments in the federal government's antitrust case, while negative earnings surprises hurt many telecom, personal computer and semiconductor companies. We used Microsoft's price weakness to increase our holdings and, as of October 31, 2000, the stock was the largest holding in Kemper Technology Fund (4.17 percent of net assets). Our positioning in Microsoft was a modest negative for portfolio performance over the past fiscal year, costing the fund about 65 basis points in total return (0.65 percent).

  For the year ahead, we remain confident that the company's Windows 2000 product and other initiatives will help foster an attractive level of earnings growth that will be recognized by investors. At the same time, we believe the company's legal problems have the potential to abate. We share management's view; which is that Microsoft is worth more as one company than as two. We also believe Microsoft will prevail on appeal because of shortcomings in the government's case as well as a lack of evidence that consumers have been harmed.

Q

      WHAT STOCKS CONTRIBUTED THE MOST TO THE FUND'S RESULTS IN FISCAL YEAR
2000?

A
      Overall, the fund enjoyed strong performance from investments in computer software and semiconductor firms. We held 22 stocks that provided more than a 100 percent return for the 12 months ended October 31, 2000. Overall portfolio performance was tempered by double-digit declines in some larger holdings, notably in the personal computer area.

  The most significant contributors to the fund's yearly results were Oracle Corp. (the fund's fifth largest holding as of October 31, 2000), a Microsoft rival, and BEA Systems, which provides e-commerce infrastructure software. BEA (among the fund's top 15 holdings as of October 31, 2000) is helping build Internet links for banking, securities, telecom, airline and manufacturing firms. Many companies that produce computer chips -- the building blocks for cellular and wireless telecommunications, computers and calculators -- also did well.

  Personal computer (PC) manufacturers faced a tough market environment this past year. Intense price competition, coupled with the belief of many industry analysts that the desktop and home "box" PC will lose market share to wireless communications in the years ahead, caused stock prices to fall sharply. One of the biggest drags on portfolio performance this past year was Dell Computer -- a firm that sells PCs to consumers by mail. Dell's stock price decline cost the fund 81 basis points in return (0.81 percent) for the 12 months ended October 31, 2000.

PERFORMANCE UPDATE

  During the first half of the fiscal year, data-communications and telecommunications companies provided strong returns. Firms such as Cisco Systems, Juniper Networks and JDS Uniphase were propelled by earnings that were much better than expected. However, some of these stocks weakened between April and October 2000.

Q     WHAT DO YOU LOOK FOR WHEN YOU BUY STOCKS?

A     We seek quality companies that have the ability to generate sustainable, powerful growth. Using rigorous, proprietary research, and a team approach, we target companies with:

  -- Sustainable, above-average earnings-per-share momentum

  -- Large, growing markets for their products or services

  -- Innovative management and products

  -- Excellent balance sheets

  Despite the market's recent challenges, we believe that over time, companies with strong franchises, skilled management and sustainable, consistent earnings growth can produce superior long-term returns. Especially in times of market turbulence, it's important to maintain a long-term outlook.

Q     WHAT IS YOUR OUTLOOK FOR TECHNOLOGY INVESTING IN THE YEAR AHEAD?

A     We believe the Federal Reserve's monetary policy actions in the coming months have the potential to renew market enthusiasm for technology. Investors will be searching for above-average growth potential as the U.S. economy heads toward a soft landing, and we believe they'll find it in companies that are nimble and innovative enough to navigate both the financial and market-share challenges that may come as competition increases and access to capital for expansion becomes more limited.

  Technology firms continue to offer the best growth prospects, but we believe investors need to be more selective than ever. For the five-year period ended October 31, 2000, more than 45 percent of all (295 of 642) technology stocks had negative average annual returns.* We feel that makes a powerful argument for active management in this sector.

* SOURCE: WIESENBERGER(R)

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED OCTOBER 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                            1-YEAR   5-YEAR   10-YEAR       LIFE OF CLASS
----------------------------------------------------------------------------------------------
    KEMPER TECHNOLOGY FUND CLASS A          38.59%   29.81%    26.59%   14.82% (since  9/7/48)
 ..................................................................................................
    KEMPER TECHNOLOGY FUND CLASS B          42.49    29.95       n/a    32.88  (since 5/31/94)
 ..................................................................................................
    KEMPER TECHNOLOGY FUND CLASS C          45.72    30.20       n/a    33.10  (since 5/31/94)
 ..................................................................................................

KEMPER TECHNOLOGY FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 1/31/88 to 10/31/00
[LINE GRAPH]

                                                 KEMPER TECHNOLOGY FUND         S&P 500 COMPOSITE           HAMBRECHT & QUIST
                                                           A1                        INDEX+                      INDEX++
                                                 ----------------------         -----------------           -----------------
1/31/88                                                  10000.00                   10000.00                     10000.00
                                                          9794.00                   10803.00                      9390.00
                                                         12224.00                   13747.00                     10070.00
                                                         12278.00                   12846.00                      8946.00
12/31/91                                                 17723.00                   16225.00                     13003.00
                                                         17513.00                   16949.00                     15433.00
                                                         19560.00                   18145.00                     18120.00
                                                         21781.00                   17866.00                     21766.00
12/31/95                                                 31096.00                   23960.00                     32850.00
                                                         37502.00                   28815.00                     40952.00
                                                         40170.00                   37750.00                     48007.00
                                                         57680.00                   47817.00                     74681.00
                                                        123606.00                   57154.00                    166594.00
10/31/00                                                127359.00                   55604.00                    150321.00

KEMPER TECHNOLOGY FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 5/31/94 to 10/31/00
[LINE GRAPH]

                                                 KEMPER TECHNOLOGY FUND         S&P 500 COMPOSITE           HAMBRECHT & QUIST
                                                        CLASS B1                     INDEX+                      INDEX++
                                                 ----------------------         -----------------           -----------------
5/31/94                                                 10000.00                    10000.00                     10000.00
                                                         9429.00                     9732.00                      9390.00
                                                        10761.00                    10136.00                     10708.00
                                                        11276.00                    10061.00                     11891.00
                                                        12262.00                    10968.00                     13316.00
                                                        14524.00                    11933.00                     16611.00
                                                        16519.00                    12802.00                     18773.00
                                                        15924.00                    13492.00                     18268.00
                                                        16273.00                    14140.00                     20884.00
6/30/96                                                 17068.00                    14691.00                     19654.00
                                                        18241.00                    15057.00                     20864.00
                                                        18993.00                    16227.00                     22373.00
                                                        17000.00                    16585.00                     21326.00
                                                        19570.00                    19390.00                     24551.00
                                                        23441.00                    20751.00                     31106.00
                                                        20165.00                    21258.00                     26227.00
                                                        23118.00                    24135.00                     31756.00
                                                        23740.00                    24838.00                     32515.00
                                                        20908.00                    22278.00                     28902.00
                                                        28668.00                    26927.00                     40800.00
3/31/99                                                 32369.00                    28179.00                     44430.00
                                                        36396.00                    30070.00                     52618.00
                                                        38638.00                    28099.00                     55669.00
                                                        60760.00                    32185.00                     91100.00
                                                        72443.00                    32828.00                    102752.00
                                                        67001.00                    31864.00                     92118.00
                                                        66696.00                    31468.00                     90433.00
10/31/00                                                62074.00                    31312.00                     82201.00

KEMPER TECHNOLOGY FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 5/31/94 to 10/31/00
[LINE GRAPH]

                                                 KEMPER TECHNOLOGY FUND         S&P 500 COMPOSITE           HAMBRECHT & QUIST
                                                        CLASS C1                     INDEX+                      INDEX++
                                                 ----------------------         -----------------           -----------------
5/31/94                                                 10000.00                    10000.00                     10000.00
                                                         9409.00                     9732.00                      9390.00
                                                        10761.00                    10136.00                     10708.00
                                                        11286.00                    10061.00                     11891.00
                                                        12272.00                    10968.00                     13316.00
                                                        14568.00                    11933.00                     16611.00
                                                        16575.00                    12802.00                     18773.00
                                                        16004.00                    13492.00                     18268.00
                                                        16338.00                    14140.00                     20884.00
6/30/96                                                 17161.00                    14691.00                     19654.00
                                                        18346.00                    15057.00                     20864.00
                                                        19101.00                    16227.00                     22373.00
                                                        17095.00                    16585.00                     21326.00
                                                        19676.00                    19390.00                     24551.00
                                                        23572.00                    20751.00                     31106.00
                                                        20269.00                    21258.00                     26227.00
                                                        23270.00                    24135.00                     31756.00
                                                        23931.00                    24838.00                     32515.00
                                                        21109.00                    22278.00                     28902.00
                                                        28941.00                    26927.00                     40800.00
3/31/99                                                 32602.00                    28179.00                     44430.00
                                                        36717.00                    30070.00                     52618.00
                                                        38992.00                    28099.00                     55669.00
                                                        61335.00                    32185.00                     91100.00
                                                        73201.00                    32828.00                    102752.00
                                                        67698.00                    31864.00                     92118.00
                                                        67418.00                    31468.00                     90433.00
10/31/00                                                62754.00                    31312.00                     82201.00

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE FLUCTUATE WITH CHANGING MARKET
CONDITIONS, SO THAT WHEN REDEEMED,
SHARES MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST. KEEP IN MIND THESE
RETURNS WERE ACHIEVED DURING A FAVORABLE
PERIOD IN THE MARKET AND MAY NOT BE
REPEATED.

 *FOR CLASS A SHARES, ADJUSTMENT FOR THE
  MAXIMUM SALES CHARGE IS 5.75%, AND FOR
  CLASS B SHARES, ADJUSTMENT FOR THE
  APPLICABLE CONTINGENT DEFERRED SALES
  CHARGE (CDSC). THE MAXIMUM CDSC FOR
  CLASS B SHARES IS 4%. CLASS C SHARES
  HAVE NO SALES CHARGE ADJUSTMENT. FOR
  CLASS C SHARES, THERE IS A 1% CDSC ON
  CERTAIN REDEMPTIONS WITHIN THE FIRST
  YEAR OF PURCHASE. DURING THE PERIODS
  NOTED, SECURITIES PRICES FLUCTUATED.
  FOR ADDITIONAL INFORMATION, SEE THE
  PROSPECTUS, STATEMENT OF ADDITIONAL
  INFORMATION AND THE FINANCIAL
  HIGHLIGHTS AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. WHEN
    REVIEWING THE PERFORMANCE CHART,
    PLEASE NOTE THAT THE INCEPTION DATE
    FOR THE HAMBRECHT & QUIST INDEX IS
    JANUARY 1, 1988. AS A RESULT, WE ARE
    NOT ABLE TO ILLUSTRATE THE
    LIFE-OF-FUND PERFORMANCE (SINCE
    SEPTEMBER 7, 1948) FOR KEMPER
    TECHNOLOGY FUND CLASS A SHARES. IN
    COMPARING THE FUND WITH THE
    HAMBRECHT & QUIST INDEX AND THE
    STANDARD & POOR'S 500 STOCK INDEX,
    YOU SHOULD ALSO NOTE THAT THE FUND'S
    PERFORMANCE REFLECTS THE MAXIMUM
    SALES CHARGE, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDICES.

 +THE STANDARD & POOR'S 500 STOCK INDEX
  IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF THE U.S. STOCK
  MARKET. SOURCE: WIESENBERGER(R).

++THE HAMBRECHT & QUIST INDEX IS
  COMPOSED OF APPROXIMATELY 275
  TECHNOLOGY STOCKS, SELECTED AS
  REPRESENTATIVE OF THE OVERALL
  TECHNOLOGY SECTOR. THE INDEX INCLUDES
  COMPANIES FROM FIVE TECHNOLOGY GROUPS:
  COMPUTER HARDWARE, COMPUTER SOFTWARE,
  COMMUNICATIONS, SEMICONDUCTORS AND
  INFORMATION SERVICES. SOURCE IS
  HAMBRECHT & QUIST.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON
Data shows the percentage of the common stocks in the portfolio that each sector represented on October 31, 2000, and on October 31, 1999.
[BAR GRAPH]

                                                                KEMPER TECHNOLOGY FUND AS OF       KEMPER TECHNOLOGY FUND AS OF
                                                                          10/31/00                           10/31/99
                                                                ----------------------------       ----------------------------
Technology*                                                                 67.1                               69.7
Other                                                                       11.2                                5.5
Communications services                                                      7.1                                7.2
Consumer non-durables                                                          6                                8.5
Capital goods                                                                5.9                                6.9
Health Care                                                                  2.1                                0.7
Financials                                                                   0.6                                1.5

*TECHNOLOGY SECTOR COMPARISON
A break out of the technology sector as of October 31, 2000, and October 31, 1999 for Kemper Technology Fund.
[BAR GRAPH]

                                                                KEMPER TECHNOLOGY FUND AS OF       KEMPER TECHNOLOGY FUND AS OF
                                                                          10/31/00                           10/31/99
                                                                ----------------------------       ----------------------------
Computer Software                                                          22.40                              23.10
Semiconductors                                                             13.10                              18.20
Electronic components/distributions                                        12.10                               7.40
Electronic data processing                                                  7.80                               4.40
Edp peripherals                                                             5.90                               4.80
Diverse electronic products                                                 5.30                              11.10
Other                                                                       0.50                               0.00
Office/plant automation                                                     0.00                               0.70

SECTOR WEIGHTINGS ARE SUBJECT TO CHANGE.

LARGEST HOLDINGS

THE FUND'S 15 LARGEST HOLDINGS*
Representing 39.6 percent of the fund's total net assets on October 31, 2000

            HOLDINGS                                                          PERCENT
-------------------------------------------------------------------------------------
1.          MICROSOFT                     Develops, manufactures, licenses,     4.2%
                                          sells, and supports software
                                          products.
-------------------------------------------------------------------------------------
2.          BROCADE COMMUNICATION         Provides switching solutions for      3.8%
            SERVICES                      storage area networks.
-------------------------------------------------------------------------------------
3.          CISCO SYSTEMS                 Large, comprehensive supplier of      3.7%
                                          routing software and related
                                          systems that direct the flow of
                                          data between local networks.
-------------------------------------------------------------------------------------
4.          SANMINA                       Provides electronics contract         3.0%
                                          manufacturing services. Services
                                          include the manufacture of complex
                                          printed circuit board assemblies
                                          and subassemblies.
-------------------------------------------------------------------------------------
5.          ORACLE                        Supplies software for enterprise      3.0%
                                          information management. The
                                          Company offers databases and
                                          relational servers, application
                                          development and decision support
                                          tools, and enterprise business
                                          applications.
-------------------------------------------------------------------------------------
6.          INTUIT                        Develops and markets software         2.4%
                                          products and related services. The
                                          Company provides software units
                                          that allow households and small
                                          businesses to automate financial
                                          tasks.
-------------------------------------------------------------------------------------
7.          SIEBEL SYSTEMS                Provides eBusiness applications.      2.4%
                                          The Company's applications enable
                                          organizations to sell to, market
                                          to, and service its customers
                                          across multiple channels,
                                          including the Web, call centers,
                                          field, resellers, retail, and
                                          dealer networks.
-------------------------------------------------------------------------------------
8.          SUN MICROSYSTEMS              Provides products, services, and      2.3%
                                          support solutions for building and
                                          maintaining network computing
                                          environments.
-------------------------------------------------------------------------------------
9.          LINEAR TECHNOLOGY             Designs, manufactures, and markets    2.3%
                                          a line of linear integrated
                                          circuits. The Company's products
                                          are used in a variety of
                                          applications including
                                          telecommunications.
-------------------------------------------------------------------------------------
10.         RATIONAL SOFTWARE             Develops and markets a variety of     2.2%
                                          software development tools,
                                          services, and software engineering
                                          best practices.
-------------------------------------------------------------------------------------
11.         JUNIPER NETWORKS              Provides Internet infrastructure      2.2%
                                          solutions for Internet service
                                          providers and other
                                          telecommunications service
                                          providers.
-------------------------------------------------------------------------------------
12.         BEA SYSTEMS                   Provides e-commerce infrastructure    2.1%
                                          software. The Company, along with
                                          its e-commerce transaction
                                          platform, provides consulting,
                                          education, and support services
                                          that help companies launch
                                          e-commerce initiatives.
-------------------------------------------------------------------------------------
13.         IBM                           Provides customer solutions           2.0%
                                          through the use of advanced
                                          information technology. The
                                          Company's solutions include
                                          technologies, systems, products,
                                          services, software, and financing.
-------------------------------------------------------------------------------------
14.         SEAGATE TECHNOLOGY            Designs, manufactures, and markets    2.0%
                                          products for storage, retrieval,
                                          and management of data on computer
                                          and data communications systems.
-------------------------------------------------------------------------------------
15.         JDS UNIPHASE                  Provides advanced fiberoptic          2.0%
                                          components and modules. The
                                          Company's products are sold to
                                          telecommunications and cable
                                          television system providers
                                          worldwide.
-------------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER TECHNOLOGY FUND
Portfolio of Investments at October 31, 2000

                                                                                           PRINCIPAL
    REPURCHASE AGREEMENTS--0.7%                                                             AMOUNT          VALUE
                                            State Street Bank and Trust Company,
                                              6.550%, to be repurchased at $38,755,050
                                              on 11/01/2000 (a) (Cost $38,748,000)        $38,748,000   $   38,748,000
                                            ------------------------------------------------------------------------------
    COMMERCIAL PAPER--10.4%
                                            Baxter International, Inc.:
                                            6.500%, 11/27/2000                             15,000,000       14,929,583
                                            6.560%, 11/20/2000                             10,000,000        9,965,378
                                            Coca-Cola Enterprises, 6.450%, 12/28/2000      20,000,000       19,795,750
                                            Conagra, Inc., 6.570%, 11/21/2000              80,000,000       79,707,778
                                            Deutsche Bank Financial, Inc.:
                                            6.440%, 11/30/2000                             30,000,000       29,844,367
                                            6.450%, 11/30/2000                             35,000,000       34,818,146
                                            MCI Worldcom, Inc.:
                                            6.590%, 11/14/2000                             45,000,000       44,892,912
                                            6.600%, 11/08/2000                             40,000,000       39,948,667
                                            6.600%, 11/15/2000                             40,000,000       39,897,333
                                            6.610%, 11/29/2000                             40,000,000       39,794,355
                                            6.610%, 11/30/2000                             47,000,000       46,749,738
                                            Private Export Funding, 6.520%, 11/06/2000      4,000,000        3,996,378
                                            Verizon Network Funding:
                                            6.470%, 11/08/2000                             20,000,000       19,974,839
                                            6.490%, 11/07/2000                             50,000,000       49,945,917
                                            6.500%, 12/06/2000                             25,000,000       24,842,014
                                            Wal-Mart Stores, Inc.:
                                            6.470%, 12/05/2000                             41,029,000       40,778,290
                                            6.460%, 11/30/2000                             17,000,000       16,911,534
                                            ------------------------------------------------------------------------------
                                            TOTAL COMMERCIAL PAPER
                                            (Cost $556,792,979)                                            556,792,979
                                            ------------------------------------------------------------------------------
    CORPORATE BONDS--0.1%

    TECHNOLOGY--0.0%
    COMPUTER HARDWARE
                                            NVIDIA Corp. Convertible Bond, 4.750%,
                                              10/15/2007                                    2,400,000        2,212,500
                                            ------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    MISCELLANEOUS--0.1%
                                            CYRAS Systems, Inc, 4.500%, 08/15/2005          5,450,000        5,886,000
                                            ------------------------------------------------------------------------------
                                            TOTAL CORPORATE BONDS
                                            (Cost $7,850,000)                                                8,098,500
                                            ------------------------------------------------------------------------------
                                                                                           NUMBER OF
    PREFERRED STOCKS--0.2%                                                                  SHARES

    TECHNOLOGY--0.2%
    COMPUTER SOFTWARE
                                            Planetweb, Inc. (c) (Cost $9,999,998)           1,838,235        9,999,998
                                            ------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                           NUMBER OF
            COMMON STOCKS--88.6%                                                            SHARES          VALUE

    HEALTH--2.1%
    BIOTECHNOLOGY--2.1%
                                            Diversa Corp.*                                    365,000   $    9,284,688
                                            Genentech Inc.*                                   191,200       15,774,000
                                            PE Corp. - PE Biosystems Group*                   745,000       87,165,000
                                            ------------------------------------------------------------------------------
                                                                                                           112,223,688

    HOSPITAL MANAGEMENT--0.0%
                                            FPA Medical Management, Inc.*                       6,935                1
                                            ------------------------------------------------------------------------------

    MEDICAL SUPPLY & SPECIALTY--0.0%
                                            Survivalink Corp.* (b)(c)                         150,000           15,000
                                            Survivalink Corp., Warrants* (b)(c)               110,000           11,000
                                            ------------------------------------------------------------------------------
                                                                                                                26,000

    PHARMACEUTICALS--0.0%
                                            Pharmos Corp.                                     161,349          458,836
                                            ------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--4.6%
    CELLULAR TELEPHONE--1.2%
                                            Nokia Oyj (ADR)                                 1,467,000       62,714,250
                                            ------------------------------------------------------------------------------

    TELEPHONE/
      COMMUNICATIONS--3.4%
                                            Efficient Networks, Inc.*                          12,327          517,156
                                            Cosine Communications, Inc.*                      290,100        9,591,432
                                            ICG Communications, Inc.*                           7,270            3,181
                                            JDS Uniphase Corp.*                             1,280,000      104,160,000
                                            Nortel Networks Corp.*                          1,245,181       56,655,736
                                            OPNET Technologies, Inc.*                          84,000        2,934,750
                                            Sierra Wireless, Inc.*                            163,800       10,769,850
                                            ------------------------------------------------------------------------------
                                                                                                           184,632,105
                                            ------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--0.6%
    OTHER FINANCIAL COMPANIES--0.6%
                                            Adams Capital Management, L.P.,
                                              3.6% limited partnership interest* (b)(c)            --        3,886,894
                                            Alloy Ventures 2000, L.P., 3.1%
                                              limited partnership interest* (b)(c)                 --          969,288
                                            Asset Management Association 1996, L.P.,
                                              2.5% limited partnership interest* (b)(c)            --        4,079,138
                                            Asset Management Association 1998, L.P.,
                                              3.5% limited partnership interest* (b)(c)            --        4,412,728
                                            Crosspoint Venture Partners 1993, L.P.,
                                              3.1% limited partnership interest* (b)(c)            --        2,137,118
                                            GeoCapital III. L.P., 5.0% limited
                                              partnership interest* (b)(c)                         --          922,975
                                            GeoCapital IV, L.P., 2.9% limited
                                              partnership interest* (b)(c)                         --        2,819,339
                                            Med Venture Associates II, L.P., 6.1%
                                              limited partnership interest* (b)(c)                 --        2,047,100
                                            Med Venture Associates III, L.P., 2.7%
                                              limited partnership interest* (b)(c)                 --        1,042,326
                                            Sevin Rosen Fund V, L.P., 2.8% limited
                                              partnership interest* (b)(c)                         --        5,385,265
                                            W.R. Hambrecht* (b)(c)(d)                         140,000        3,500,000
                                            ------------------------------------------------------------------------------
                                                                                                            31,202,171
--------------------------------------------------------------------------------------------------------------------------

    MEDIA--2.5%
    CABLE TELEVISION--1.9%
                                            AT&T Corp. -- Liberty Media Group "A"*          1,200,000       21,600,000
                                            Comcast Corp.*                                  1,000,000       40,750,000
                                            EchoStar Communications Corp. "A"*                833,600       37,720,400
                                            ------------------------------------------------------------------------------
                                                                                                           100,070,400

    MISCELLANEOUS--0.6%
                                            Gemstar-TV Guide International, Inc.*             500,000       34,281,250
                                            ------------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                           NUMBER OF
                                                                                            SHARES          VALUE

    SERVICE INDUSTRIES--6.0%
    EDP SERVICES--2.2%
                                            First Data Corp.                                  520,000   $   26,065,000
                                            Sapient Corp.*                                    900,000       32,006,250
                                            VeriSign, Inc.*                                   459,600       60,667,200
                                            ------------------------------------------------------------------------------
                                                                                                           118,738,450

    MISCELLANEOUS COMMERCIAL
      SERVICES--3.0%
                                            Diamond Technology Partners, Inc.*                350,000       15,618,750
                                            Internap Network Services Corp.*                1,000,000       16,000,000
                                            Siebel Systems, Inc.*                           1,200,000      125,925,000
                                            ------------------------------------------------------------------------------
                                                                                                           157,543,750

    MISCELLANEOUS
      CONSUMER SERVICES--0.8%
                                            Yahoo!, Inc.*                                     400,000       23,450,000
                                            eBay, Inc.*                                       400,000       20,600,000
                                            ------------------------------------------------------------------------------
                                                                                                            44,050,000
--------------------------------------------------------------------------------------------------------------------------

    DURABLES--1.9%
    TELECOMMUNICATIONS EQUIPMENT
                                            Tellabs, Inc.*                                  2,000,000       99,875,000
                                            ------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--4.0%
    ELECTRICAL PRODUCTS--1.2%
                                            Amphenol Corp "A"*                                900,000       57,825,000
                                            Pemstar, Inc*                                     564,500        8,255,813
                                            ------------------------------------------------------------------------------
                                                                                                            66,080,813

    INDUSTRIAL SPECIALTY--2.8%
                                            Corning, Inc.                                   1,300,000       99,450,000
                                            QUALCOMM, Inc.*                                   800,000       52,087,500
                                            ------------------------------------------------------------------------------
                                                                                                           151,537,500
--------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--66.9%
    COMPUTER SOFTWARE--22.2%
                                            BEA Systems, Inc.*                              1,600,000      114,800,000
                                            Brocade Communications Systems, Inc.*             888,166      201,946,745
                                            Business Objects, S.A.*                           500,000       39,398,438
                                            Check Point Software Technologies Ltd.*           400,000       63,350,000
                                            i2 Technologies, Inc.*                            550,200       93,534,000
                                            Intuit Inc.*                                    2,118,200      130,136,913
                                            Microsoft Corp.*                                3,227,400      222,284,467
                                            NVIDIA Corp.*                                     400,000       24,856,250
                                            Oracle Corp.*                                   4,800,000      158,400,000
                                            Precise Software Solutions Ltd.*                  175,600        4,016,850
                                            Rational Software Corp.*                        2,000,000      119,375,000
                                            Synplicity, Inc.*                                 268,300        3,387,288
                                            webMethods, Inc.*                                 200,000       17,775,000
                                            ------------------------------------------------------------------------------
                                                                                                         1,193,260,951

    DIVERSE ELECTRONIC PRODUCTS--5.3%
                                            Applied Materials, Inc.*                        1,480,000       78,625,000
                                            Dell Computer Corp.*                            3,000,000       88,499,993
                                            Foundry Networks, Inc.*                           575,000       38,201,563
                                            Motorola, Inc.                                  1,990,000       49,625,625
                                            Teradyne, Inc.*                                   943,700       29,490,625
                                            ------------------------------------------------------------------------------
                                                                                                           284,442,806

    EDP PERIPHERALS--5.9%
                                            Ariba, Inc.*                                      500,000       63,187,500
                                            EMC Corp.*                                      1,100,000       97,968,750
                                            Mercury Interactive Corp.*                        657,600       72,993,600
                                            VERITAS Software Corp.*                           600,000       84,609,375
                                            ------------------------------------------------------------------------------
                                                                                                           318,759,225

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                           NUMBER OF
                                                                                            SHARES          VALUE

    ELECTRONIC COMPONENTS--12.1%
                                            Analog Devices, Inc.*                           1,249,300   $   81,204,500
                                            Applied Micro Circuits Corp.*                     700,000       53,462,500
                                            Celestica, Inc.*                                1,209,700       86,947,188
                                            Cisco Systems, Inc.*                            3,670,858      197,767,475
                                            Gateway, Inc.*                                    500,000       25,805,000
                                            Juniper Networks, Inc.*                           595,800      116,181,000
                                            Molex Inc. "A"                                  1,456,250       57,248,828
                                            PMC-Sierra, Inc.*                                 200,000       33,900,000
                                            ------------------------------------------------------------------------------
                                                                                                           652,516,491

    ELECTRONIC DATA PROCESSING--7.8%
                                            Compaq Computer Corp.                           2,763,600       84,041,076
                                            Hewlett-Packard Co.                                10,000          464,375
                                            International Business Machines Corp.           1,070,000      105,395,000
                                            Seagate Technology, Inc.*                       1,500,000      104,812,500
                                            Sun Microsystems, Inc.*                         1,128,800      125,155,700
                                            ------------------------------------------------------------------------------
                                                                                                           419,868,651

    SEMICONDUCTORS--13.1%
                                            KLA Tencor Corp.*                               1,800,000       60,862,500
                                            Linear Technology Corp.                         1,900,000      122,668,750
                                            Maxim Integrated Products, Inc.*                1,450,000       96,153,125
                                            Micron Technology, Inc.*                        1,100,000       38,225,000
                                            QLogic Corp.*                                     100,000        9,675,000
                                            STMicroelectronics N.V. (New York shares)       1,200,000       62,325,000
                                            Sanmina Corp.*                                  1,400,000      160,037,500
                                            Texas Instruments, Corp.                        1,329,600       65,233,500
                                            Xilinx, Inc.*                                   1,238,800       89,735,575
                                            ------------------------------------------------------------------------------
                                                                                                           704,915,950

    MISCELLANEOUS--0.5%
                                            Agilent Technologies, Inc.*                       500,000       23,156,250
                                            HomeStore.com, Inc.*                               27,492          934,728
                                            ------------------------------------------------------------------------------
                                                                                                            24,090,978
                                            ------------------------------------------------------------------------------
                                            TOTAL COMMON STOCKS
                                            (Cost $2,899,465,505)                                        4,761,289,266
                                            ------------------------------------------------------------------------------
                                            TOTAL INVESTMENT PORTFOLIO--100.0%
                                            (Cost $3,512,856,482) (e)                                   $5,374,928,743
                                            ------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

 *   Non-income producing security.

(a) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(b) Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at October 31, 2000, amounted to $31,228,171 which represents 0.59% of net assets. Information concerning such restricted securities at October 31, 2000, is as follows:

                                                               DATE OF             NUMBER
                    SECURITY DESCRIPTION                     ACQUISITION         OF SHARES             COST
    -------------------------------------------------------------------------------------------------------------
                                                           September 1997       3.6% limited
    Adams Capital Management, L.P.                          to April 1999   partnership interest       $1,896,700
    -------------------------------------------------------------------------------------------------------------
                                                                                3.1% limited
    Alloy Ventures 2000, L.P.                                April 2000     partnership interest        1,000,000
    -------------------------------------------------------------------------------------------------------------
                                                              June 1996         2.5% limited
    Asset Management Associates 1996, L.P.                  to March 1998   partnership interest        1,717,279
    -------------------------------------------------------------------------------------------------------------
                                                                                3.5% limited
    Asset Management Associates 1998, L.P.                    May 1998      partnership interest        2,447,550
    -------------------------------------------------------------------------------------------------------------
                                                             April 1993         3.1% limited
    Crosspoint Venture Partners 1993, L.P.                  to March 1998   partnership interest          433,920
    -------------------------------------------------------------------------------------------------------------
                                                            December 1993       5.0% limited
    GEO Capital III, L.P.                                   to March 1998   partnership interest        1,305,070
    -------------------------------------------------------------------------------------------------------------
                                                             April 1996         2.9% limited
    GEO Capital IV, L.P.                                    to March 1998   partnership interest        2,642,588
    -------------------------------------------------------------------------------------------------------------
                                                              May 1996          6.1% limited
    Med Venture Associates II, L.P.                         to March 1998   partnership interest        1,713,540
    -------------------------------------------------------------------------------------------------------------
                                                                                2.7% limited
    Med Venture Associates III, L.P.                       September 1998   partnership interest        1,034,160
    -------------------------------------------------------------------------------------------------------------
                                                             April 1996         2.8% limited
    Sevin Rosen Fund V, L.P.                                to March 1998   partnership interest        2,320,004
    -------------------------------------------------------------------------------------------------------------
    Survivalink Corp.
      common stock                                          December 1995      150,000 shrs.       3.00 per share
      warrants expiring 2001                               to October 1996     110,000 shrs.       4.50 per share
    -------------------------------------------------------------------------------------------------------------
    W.R. Hambrecht                                           March 2000        140,000 shrs.      50.00 per share
    -------------------------------------------------------------------------------------------------------------

(c) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $41,228,169 (0.77% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 2000 aggregated $34,455,807. These securities may also have certain restrictions as to resale.

(d) An officer of Scudder Kemper Investments, Inc. serves on the board of this security.

(e) The cost for federal income tax purposes was 3,512,856,482. At October 31, 2000, net unrealized appreciation for all securities based on tax cost was $1,862,072,261. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,117,043,975 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $254,971,714.

                                        ACRONYM             NAME
                                        -------  ---------------------------
                                          ADR    American Depository Receipt

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000

ASSETS
Investments, at value (cost $3,512,856,482)                     $5,374,928,743
------------------------------------------------------------------------------
Receivable for investments sold                                        851,463
------------------------------------------------------------------------------
Dividend receivable                                                     85,254
------------------------------------------------------------------------------
Interest receivable                                                     62,798
------------------------------------------------------------------------------
Receivable for Fund shares sold                                     24,360,995
------------------------------------------------------------------------------
Foreign taxes recoverable                                                6,800
------------------------------------------------------------------------------
TOTAL ASSETS                                                     5,400,296,053
------------------------------------------------------------------------------
 LIABILITIES
Due to custodian bank                                                    4,050
------------------------------------------------------------------------------
Payable for investments purchased                                   49,191,485
------------------------------------------------------------------------------
Payable for Fund shares redeemed                                    12,238,312
------------------------------------------------------------------------------
Accrued management fee                                               2,408,434
------------------------------------------------------------------------------
Other accrued expenses                                               5,341,575
------------------------------------------------------------------------------
TOTAL LIABILITIES                                                   69,183,856
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $5,331,112,197
------------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income                             $    1,128,243
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions                                                     1,862,072,261
------------------------------------------------------------------------------
Accumulated net realized gain (loss)                               482,129,534
------------------------------------------------------------------------------
Paid-in-capital                                                  2,985,782,159
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $5,331,112,197
------------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($3,710,596,667 / 127,182,017 shares outstanding of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                    $29.18
------------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $29.18)                $30.96
------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($1,306,842,917 / 49,393,803 shares outstanding of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                    $26.46
------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($254,680,680
  / 9,465,277 shares outstanding of beneficial interest,
  $.01 par value, unlimited number of shares authorized)                $26.91
------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price per share
  ($58,991,933 / 1,988,036 shares outstanding of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                           $29.67
------------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended October 31, 2000

INVESTMENT INCOME
Dividends                                                       $    2,871,033
------------------------------------------------------------------------------
Interest                                                            30,266,102
------------------------------------------------------------------------------
Total income                                                        33,137,135
------------------------------------------------------------------------------
Expenses:
Management fee                                                      26,538,107
------------------------------------------------------------------------------
Services to shareholders                                            11,501,225
------------------------------------------------------------------------------
Custodian fees                                                         155,737
------------------------------------------------------------------------------
Distribution services fees                                          10,291,798
------------------------------------------------------------------------------
Administrative services fees                                        11,510,988
------------------------------------------------------------------------------
Auditing                                                               116,226
------------------------------------------------------------------------------
Legal                                                                   88,671
------------------------------------------------------------------------------
Trustees' fees and expenses                                             22,708
------------------------------------------------------------------------------
Reports to shareholders                                              1,220,836
------------------------------------------------------------------------------
Registration fees                                                      670,108
------------------------------------------------------------------------------
Other                                                                  117,970
------------------------------------------------------------------------------
Total expenses, before expense reductions                           62,234,374
------------------------------------------------------------------------------
Expense reductions                                                    (364,190)
------------------------------------------------------------------------------
Total expenses, after expense reductions                            61,870,184
------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       (28,733,049)
------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from investments                          661,441,591
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investment transactions                                         662,741,450
------------------------------------------------------------------------------
Net gain (loss) on investment transactions                       1,324,183,041
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $1,295,449,992
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED
                                                                               OCTOBER 31,
                                                                ------------------------------------------
                                                                     2000                       1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $   (28,733,049)           $   (10,480,844)
----------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                 661,441,591                287,902,266
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                      662,741,450                945,575,003
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        1,295,449,992              1,222,996,425
----------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net realized gains:
    Class A                                                        (209,023,586)               (97,069,394)
----------------------------------------------------------------------------------------------------------
    Class B                                                         (56,601,619)               (12,197,350)
----------------------------------------------------------------------------------------------------------
    Class C                                                          (9,101,930)                (1,786,861)
----------------------------------------------------------------------------------------------------------
    Class I                                                          (3,494,975)                (1,658,273)
----------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         4,667,436,087              3,259,381,706
----------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       235,496,566                 92,103,833
----------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (3,394,699,088)            (2,904,110,336)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      1,508,233,565                447,375,203
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                 2,525,461,447              1,557,659,750
----------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 2,805,650,750              1,247,991,000
----------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $1,128,243 at October 31, 2000)            $ 5,331,112,197              2,805,650,750
----------------------------------------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                   CLASS A
                                                                           YEARS ENDED OCTOBER 31,
                                                         ------------------------------------------------------------
                                                            2000         1999         1998         1997        1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                           $21.29        11.77        13.13        13.16      14.63
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)(a)                                (.09)        (.06)        (.04)        (.06)      (.08)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                   9.92        10.65          .82         2.14        .74
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                               9.83        10.59          .78         2.08        .66
---------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gain on
investment transactions                                       (1.94)       (1.07)       (2.14)       (2.11)     (2.13)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                 $29.18        21.29        11.77        13.13      13.16
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)                                           47.06        94.71         8.21        17.11       7.83
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                3,710,597    2,233,116    1,083,864    1,074,848    971,140
---------------------------------------------------------------------------------------------------------------------
Ratio of expense before expense reductions (%)                 1.00          .93          .92          .89        .89
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  .99          .93          .92          .89        .89
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      (.30)        (.38)        (.37)        (.42)      (.62)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      59           59          146          192        121
---------------------------------------------------------------------------------------------------------------------

                                                                                   CLASS B
                                                                           YEARS ENDED OCTOBER 31,
                                                         ------------------------------------------------------------
                                                            2000         1999         1998         1997        1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                           $19.62        11.03        12.54        12.77      14.39
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)(a)                                (.36)        (.22)        (.14)        (.18)      (.19)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                   9.14         9.88          .77         2.06        .70
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                               8.78         9.66          .63         1.88        .51
---------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gain on
investment transactions                                       (1.94)       (1.07)       (2.14)       (2.11)     (2.13)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                 $26.46        19.62        11.03        12.54      12.77
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)                                           45.49        92.59         7.24        15.91       6.76
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                1,306,843      465,164      127,238      105,299     69,712
---------------------------------------------------------------------------------------------------------------------
Ratio of expense before expense reductions (%)                 1.87         1.92         1.85         1.85       1.87
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                 1.86         1.92         1.85         1.85       1.87
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     (1.30)       (1.37)       (1.30)       (1.38)     (1.60)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      59           59          146          192        121
---------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                   CLASS C
                                                                           YEARS ENDED OCTOBER 31,
                                                         ------------------------------------------------------------
                                                            2000         1999         1998         1997        1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                           $19.91        11.17        12.64        12.85      14.45
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)(a)                                (.35)        (.21)        (.14)        (.17)      (.18)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                   9.29        10.02          .81         2.07        .71
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                               8.94         9.81          .67         1.90        .53
---------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gain on
investment transactions                                       (1.94)       (1.07)       (2.14)       (2.11)     (2.13)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                 $26.91        19.91        11.17        12.64      12.85
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)                                           45.72        92.68         7.57        15.98       6.88
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                  254,681       73,285       17,500        9,572      4,127
---------------------------------------------------------------------------------------------------------------------
Ratio of expense before expense reductions (%)                 1.76         1.82         1.81         1.82       1.82
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                 1.75         1.82         1.81         1.82       1.82
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     (1.22)       (1.27)       (1.26)       (1.35)     (1.55)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      59           59          146          192        121
---------------------------------------------------------------------------------------------------------------------

                                                                                   CLASS I
                                                                           YEARS ENDED OCTOBER 31,
                                                         ------------------------------------------------------------
                                                            2000         1999         1998         1997        1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                           $21.54        11.86        13.19        13.20      14.64
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)(a)                                  --         (.02)        (.02)        (.04)      (.07)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                  10.07        10.77          .83         2.14        .76
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                              10.07        10.75          .81         2.10        .69
---------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gain on
investment transactions                                       (1.94)       (1.07)       (2.14)       (2.11)     (2.13)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                 $29.67        21.54        11.86        13.19      13.20
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)                                           47.62        95.39         8.44        17.23       8.06
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                   58,992       34,086       19,389       20,004     17,834
---------------------------------------------------------------------------------------------------------------------
Ratio of expense before expense reductions (%)                  .70          .65          .67          .74        .76
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  .69          .64          .67          .74        .76
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      (.01)        (.09)        (.12)        (.27)      (.49)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      59           59          146          192        121
---------------------------------------------------------------------------------------------------------------------

 (a) Based on monthly average shares outstanding during the period.

 (b) Total return does not reflect the effect of sales charge.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Technology Fund (the "Fund") is registered
                             under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or

NOTES TO FINANCIAL STATEMENTS

                             sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250 million of average daily net assets declining to 0.42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $26,538,107 for the year ended October 31, 2000, which was equivalent to an annualized effective rate of .52%.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended October 31, 2000 are $1,319,675.

                             For services under the distribution services agreement, the Fund pays KDI a fee of 0.75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the

NOTES TO FINANCIAL STATEMENTS

                             year ended October 31, 2000 are $12,051,120, of which $911,545 is unpaid at October 31, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to 0.25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the year ended October 31, 2000 are $10,239,705, of which $910,000 is unpaid at October 31, 2000. In addition $12,176 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $9,374,201 for the year ended October 31, 2000, of which $2,630,604 is unpaid at October 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the year ended October 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $16,708 to independent trustees.

--------------------------------------------------------------------------------

3    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases  $3,470,104,783

                             Proceeds from
                             sales    2,639,575,966

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                                  YEAR ENDED OCTOBER 31,
                                                                          2000                              1999
                                                              -----------------------------    ------------------------------
                                                                SHARES          AMOUNT            SHARES          AMOUNT
                                       SHARES SOLD
                                        Class A               110,771,235   $ 3,303,945,167     163,261,120   $ 2,717,318,576
                                       --------------------------------------------------------------------------------------
                                        Class B                36,855,901     1,001,142,411      19,259,308       307,696,447
                                       --------------------------------------------------------------------------------------
                                        Class C                10,169,449       283,055,058      11,890,925       187,902,836
                                       --------------------------------------------------------------------------------------
                                        Class I                 1,650,164        50,203,913       1,946,063        32,607,572
                                       --------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                 6,254,930       170,697,727       5,613,804        77,077,534
                                       --------------------------------------------------------------------------------------
                                        Class B                 2,117,394        52,850,101         916,082        11,698,363
                                       --------------------------------------------------------------------------------------
                                        Class C                   333,377         8,453,766         129,269         1,674,030
                                       --------------------------------------------------------------------------------------
                                        Class I                   126,446         3,494,972         119,502         1,653,906
                                       --------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (95,745,059)   (2,857,442,699)   (156,881,683)   (2,591,141,873)
                                       --------------------------------------------------------------------------------------
                                        Class B               (12,203,797)     (334,256,462)     (8,909,496)     (110,192,458)
                                       --------------------------------------------------------------------------------------
                                        Class C                (4,718,836)     (131,511,103)     (9,905,701)     (154,042,977)
                                       --------------------------------------------------------------------------------------
                                        Class I                (1,371,216)      (42,399,286)     (2,117,558)      (34,876,753)
                                       --------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   987,628        29,089,538         837,002        13,856,275
                                       --------------------------------------------------------------------------------------
                                        Class B                (1,081,227)      (29,089,538)       (902,208)      (13,856,275)
                                       --------------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE
                                        TRANSACTIONS                        $ 1,508,233,565                   $   447,375,203
                                       --------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended October 31, 2000, the Fund's custodian fees and transfer agent fees were reduced by $41,144 and $323,046, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER TECHNOLOGY FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Technology Fund, as of October 31, 2000, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2000, by correspondence with the custodian or other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Technology Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996, in conformity with accounting principles generally accepted in the United States.

                                                            [ERNST & YOUNG LOGO]

                                          Chicago, Illinois

                                          December 15, 2000

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

The Fund paid distributions of $1.54 per share from net long-term capital gains during its year ended October 31, 2000, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $727,000,000 as capital gain dividends for its year ended October 31, 2000, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

NOTES

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Assistant Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 CAROLINE PEARSON
Trustee                           Vice President and Secretary      Assistant Secretary

LINDA C. COUGHLIN                 JOHN R. HEBBLE                    BRENDA LYONS
Trustee                           Treasurer                         Assistant Treasurer

DONALD L. DUNAWAY                 KATHRYN L. QUIRK
Trustee                           Vice President

ROBERT B. HOFFMAN                 WILLIAM F. TRUSCOTT
Trustee                           Vice President

DONALD R. JONES                   LINDA J. WONDRACK
Trustee                           Vice President

THOMAS W. LITTAUER
Chairman, Trustee
and Vice President

SHIRLEY D. PETERSON
Trustee

WILLIAM T. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AGENT                       STATE STREET BANK AND TRUST COMPANY
AND TRANSFER AGENT                    225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com


[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
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KTF - 2 (12/22/00) 4830
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)